Related party transactions	3 Months Ended
Nov. 30, 2023
Related party transactions [abstract]
Related party transactions

15.	Related party transactions

Related parties include the Board of Directors and officers, extended relatives and enterprises that are controlled by these individuals as well as certain consultants performing similar functions.

Remuneration of Directors and key management personnel of the Company was as follows:

	Three months ended November 30,
Directors and key management personnel	2023	2022
Remuneration (1)	$436	$459
Share-based compensation expense	693	714
Total directors and key management personnel	$1,129	$1,173

(1)	Remuneration includes salaries and benefits for certain key management personnel and director fees. Certain members of the board of directors have employment or service contracts with the Company. Directors are entitled to director fees and share-based compensation for their services and officers are entitled to cash remuneration and share-based compensation for their employment services.

As at November 30, 2023, included in amounts payable is $0.1 million of board fees (August 31, 2023 - $0.4 million) due to related parties with no specific terms of repayment.

During the three months ended November 30, 2023, $0.2 million for stock options granted to key management personnel was expensed (2022 - $0.1 million) and $0.3 million for RSUs granted to directors and key management personnel was expensed (2022 - $0.2 million).

During the three months ended November 30, 2023, $0.2 million related to common share awards granted to key management personnel was expensed (2022 - $0.8 million).